UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2015

Tribute Pharmaceuticals Canada Inc.
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	000-31198	Not Applicable
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip code)

(519) 434-1540
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tribute Pharmaceuticals Canada Inc., an Ontario corporation (the “Company”), is filing this Amendment No. 3 on Form 8-K/A (“Amendment No. 3”) to amend the Current Report on Form 8-K (the “Original Form 8-K”) originally filed with the Securities and Exchange Commission (the “Commission”) on June 22, 2015 (the “Original Filing Date”), as amended and restated in its entirety by Amendment No. 1 to the Original Form 8-K filed with the Commission on July 20, 2015 (the “Amended and Restated Form 8-K”), as further amended by Amendment No. 2 to the Amended and Restated Form 8-K filed with the Commission on August 5, 2015 (the “Further Amendment”). The sole purpose of this Amendment No. 3 is to file revised versions of Exhibits 1.1 and 4.1 in order to disclose certain information for which confidential treatment had been initially requested and is no longer being sought by the Company. Exhibits 1.1 and 4.1 hereto supersede in their entirety Exhibits 1.1 and 4.1, respectively, as previously filed with the Original Form 8-K. No other changes are being made to the Amended and Restated Form 8-K, as further amended by the Further Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1*#	Share Purchase Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc. and the shareholders of Medical Futures Inc.
1.2**
Agency Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc., and KES 7 Capital Inc., Bloom Burton & Co. Ltd, Mackie Research Capital Corporation, Laurentian Bank Securities Inc. and Dundee Capital Markets Ltd.

4.1*#	Promissory Note issued in connection with the Acquisition on June 16, 2015
4.2**	Form of Debenture for the Debenture Offering that closed on June 16, 2015
23.1***	Consent of McGovern, Hurley, Cunningham, LLP
99.1**	Press Release dated June 17, 2015
99.2***#	Audited Financial Statements of Medical Futures Inc. as of December 31, 2014 and for the years ended December 31, 2014 and 2013
99.3***	Unaudited Financial Statements of Medical Futures Inc. as of March 31, 2015 and for the three months ended March 31, 2015
99.4****	Unaudited Pro Forma Condensed Consolidated Financial Statements

*	Filed herewith
**	Previously filed as an Exhibit to the Original Form 8-K.
***	Previously filed as an Exhibit to Amended and Restated Form 8-K.
****	Previously filed as an Exhibit to the Further Amendment.
#
Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Certain exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

August 25, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*#	Share Purchase Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc. and the shareholders of Medical Futures Inc.
1.2**
Agency Agreement, dated as of June 16, 2015, by and among Tribute Pharmaceuticals Canada Inc., and KES 7 Capital Inc., Bloom Burton & Co. Ltd, Mackie Research Capital Corporation, Laurentian Bank Securities Inc. and Dundee Capital Markets Ltd.

4.1*#	Promissory Note issued in connection with the Acquisition on June 16, 2015
4.2**	Form of Debenture for the Debenture Offering that closed on June 16, 2015
23.1***	Consent of McGovern, Hurley, Cunningham, LLP
99.1**	Press Release dated June 17, 2015
99.2***#	Audited Financial Statements of Medical Futures Inc. as of December 31, 2014 and for the years ended December 31, 2014 and 2013
99.3***	Unaudited Financial Statements of Medical Futures Inc. as of March 31, 2015 and for the three months ended March 31, 2015
99.4****	Unaudited Pro Forma Condensed Consolidated Financial Statements

*	Filed herewith
**	Previously filed as an Exhibit to the Original Form 8-K.
***	Previously filed as an Exhibit to Amended and Restated Form 8-K.
****	Previously filed as an Exhibit to the Further Amendment.
#
Confidential portions of this Exhibit have been redacted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Certain exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits to the Commission upon request.